AFL-CIO Housing Investment Trust

Performance Commentary

4th Quarter 2016

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

January 18, 2017

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark by 7 basis points on a gross basis for the fourth quarter of 2016, with a return of -2.91% compared to -2.98% for the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate). The HIT’s net return was -3.00%. U.S. Treasury rates, which were trending upward during October on expectations of a fed funds rate hike in December, soared after the U.S. election results. The HIT’s underweight to Treasuries, slightly short duration position, and tightening of spreads on its high credit quality multifamily mortgage securities, combined with its ongoing income advantage, contributed to its gross outperformance for the quarter, despite one of the strongest quarters by corporate bonds in recent years.

After outperforming the Barclays Aggregate by 103 basis points on a gross basis in 2015, 2016 was a challenging year for the HIT as it was unable to keep pace with the Barclays Aggregate on a gross basis for the first time since 1993. Corporate bonds, which represented 26% of the Barclays Aggregate at the end of 2016, outperformed significantly with excess returns of 493 basis points, more than reversing their underperformance of -161 basis points in 2015. For 2016, the HIT produced gross and net returns of 2.35% and 1.94%, respectively, compared to 2.65% for the Barclays Aggregate. However, over the longer term, HIT’s gross returns exceeded the Barclays Aggregate by 44, 38, and 39 basis points, respectively, for the 3-, 5-, and 10-year periods ending December 31, 2016, and its net return also beat the benchmark for the 3-year period. (For more on performance see page 2.)

In addition to financial benefits to investors, the HIT’s investments in construction-related securities allow the HIT to generate jobs for members of the building and construction trades and to produce significant economic benefits for communities across the country. The HIT invested $153 million in seven projects with total development investment of $320 million in 2016, creating an estimated 1,200 union construction jobs and 843 housing and healthcare units. During HIT’s Construction Jobs Initiative, which began in 2009 and concluded at the end of 2016, the HIT invested over $2 billion and its Building America subsidiary provided $85 million in New Markets Tax Credits for a combined 89 projects with total development of $4.8 billion that have created an estimated 23,635 union construction jobs and 25,732 units of housing.

Fourth Quarter 2016 Performance

The HIT outperformed the Barclays Aggregate for the fourth quarter by 7 basis points on a gross basis and underperformed by 2 basis points on a net basis. The HIT is overweighted to multifamily securities and

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underweighted to Treasuries relative to the Barclays Aggregate. The government/agency multifamily mortgage securities in the HIT’s portfolio, which represented 67% of its net portfolio assets at quarter-end, helped to generate higher income than the Barclays Aggregate during the quarter. Moreover, spreads tightened for these multifamily securities. During the quarter, Ginnie Mae construction/permanent securities, Ginnie Mae permanent securities, and Fannie Mae “benchmark” multifamily DUS 10/9.5 securities spreads to Treasuries tightened by 35, 32, and 7 basis points, respectively. As noted above, Treasury rates rose by 43, 77, 83, and 72 basis points for the 2-, 5-, 10-, and 30-year maturities, respectively, generating an absolute return for the sector of -3.84%. At quarter-end, the HIT’s Treasury allocation of 8% compared to 36% in the Barclays Aggregate. The HIT has also continued to manage its duration to be slightly shorter than the benchmark to defend against a rising rate environment. This position also positively contributed to performance during the quarter.

Negative impacts to HIT’s relative performance for the quarter included the HIT’s lack of corporate bonds and overweight to the highest credit quality sector of the investment grade universe. The corporate sector, which accounted for 26% of the index at the end of the period, significantly outperformed all other types of investment grade fixed-income investments over the period, with excess returns of 185 basis points. More than 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 71% for the Barclays Aggregate at the end of the quarter. Those excess returns of -14 were the lowest among the four credit ratings buckets. At the same time, the HIT had no securities rated A or BBB (with excess returns of 158 and 202 basis points, respectively) while those sectors represented over 24% of the Barclays Aggregate at December 31.

While HIT’s returns lagged the Barclays Aggregate for the 1-year period by 30 and 71 basis points on a gross and net basis, respectively, its longer-term returns exceeded the index. For the 3-, 5-, and 10-year periods ending December 31, 2016 its gross returns beat the Barclays Aggregate by 44, 38, and 39 basis points, respectively, and its net return also beat the benchmark for the 3-year period. The HIT’s gross returns for the fourth quarter, 1-, 3-, 5-, and 10-year periods ending December 31 were -2.91%, 2.35%, 3.47%, 2.61%, and 4.73%, respectively, and its net returns were -3.00%, 1.94%, 3.04%, 2.17%, and 4.29%, respectively.

Total Returns: HIT vs. Barclays Aggregate

as of December 31, 2016

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The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Market Environment in 2016

Soft global growth and elevated geopolitical risks drove government borrowing rates lower in 2016 until the U.S. election, creating strong absolute returns for the U.S. investment grade fixed-income sector. Global quantitative easing and accommodative monetary policy exacerbated the low interest rate environment, pushing sovereign yields and corporate debt spreads lower as investors added credit risk in pursuit of higher yields.

After the U.S. election, there was a dramatic increase in interest rates. Yields on 2-, 5-, 10-, and 30-year U.S. Treasury securities rose by 34, 59, 57, and 42 basis points, respectively, from November 8 through December 31, reaching levels not seen in over a year. The prospects for increased fiscal stimulus, a softer regulatory environment, and increased inflation expectations contributed to the increase in rates.

The bond market sell-off eroded much of the positive price return for fixed-income securities up to that point, with the Barclays Aggregate’s return falling from 4.99% for the 10 months through October to 2.65% for the year as a whole. From December 31, 2015 through December 31, 2016, yields rose modestly with 2-, 5-, 10-, and 30-year U.S. Treasuries yields up by 14, 15, 16, and 4 basis points, respectively. On the short end of the curve, the Federal Open Market Committee (FOMC) raised the federal funds rate by 25 basis points in December, but indicated in the current uncertain environment that the pace of future interest rate increases is expected to be gradual.

Source: Barclays Live

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The Barclays Aggregate outperformed the HIT for the year, as noted above, primarily due to HIT’s lack of corporate bonds and concentration in high credit quality securities. Global monetary policy, including quantitative easing in Europe, has increased demand for U.S. corporates, contributing to tighter spreads. AAA, AA, A, BBB rated securities posted excess returns of 3, 203, 353, and 665 basis points, respectively, in 2016, compared to -2, 0, -34, and -363 in 2015.

Source: HIT and Securities Dealers

While government/agency multifamily MBS tightened during 2016 along with other spread-based products, these multifamily MBS spreads tightened less than corporate bonds and less than spreads on lower credit investments. Ginnie Mae permanent and construction/permanent loan certificate spreads contracted by 46 and 43 basis points, respectively, and the Fannie Mae multifamily DUS “benchmark” 10/9.5 spread fell by 25 basis points.

Looking Ahead

The world faces an uncertain post-election environment. While the U.S. economy has not changed since the election and no new policies have yet been implemented, there was a dramatic reaction to the presidential and congressional results, with bond yields, equity prices and the dollar up significantly. Expectations of lower taxes and large infrastructure expenditures have been noted as reasons for higher, but not excessive, inflation expectations. Uncertainty about the priorities of the new administration and the public discourse about the legislation that will be introduced and whether or not it will pass, will continue to have real impacts on the economy and the markets. Growth and spending in one sector of the economy may be offset by higher rates and inflation just as quickly as new programs are announced.

Geopolitical risks remain across the globe. In Europe, the execution of Brexit and elections in France, among other events, are cause for concern. China’s cooling economy and potential trade wars between the U.S. and

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other countries could negatively impact the markets. Military conflicts and ongoing unrest in the Middle East are also risk factors.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index

December 31, 2016

	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.5%	70.8%	Effective Duration	5.49	5.82
A & Below	0.1%	24.4%	Convexity	0.13	0.11
Superior Yield			Similar Call Risk
Current Yield: 23 basis point advantage	3.225%	2.991%	Call Protected	77%	72%
Yield to Worst: 23 basis point advantage	2.788%	2.561%	Not Call Protected	23%	28%

In this uncertain economic and political environment, the HIT plans to continue managing its portfolio to provide higher income and less credit risk than the Barclays Aggregate. It also intends to continue managing its duration to be slightly shorter than the benchmark to defend against a rising rate environment. With interest rates still very low there is a significant asymmetric relationship as to how low rates can fall versus how high they can climb. The HIT’s policy is to be effectively neutral as it is impossible to consistently correctly forecast interest rates and market behavior. However, the portfolio’s duration should still be long enough to contribute to strong absolute returns in the event interest rates fall due to faltering economic growth or geopolitical crises. The HIT will continue to provide investors with an investment option that is designed to provide competitive income in rising or falling rate environments, while protecting their capital with high credit quality fixed-income investments that also generate union construction jobs and affordable housing.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2016, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

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AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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